Exhibit 4.5

Execution Copy

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

dated as of January 29, 2013,

among

TRINSEO MATERIALS OPERATING S.C.A.,

the other GRANTORS party hereto,

DEUTSCHE BANK AG NEW YORK BRANCH,

as Credit Agreement Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Notes Collateral Agent,

and

each ADDITIONAL COLLATERAL AGENT from time to time party hereto

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of January 29, 2013 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among TRINSEO MATERIALS OPERATING S.C.A., a partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg (the “Borrower”), the other Grantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Senior Secured Notes Secured Parties (in such capacity, the “Notes Collateral Agent”), and each ADDITIONAL COLLATERAL AGENT from time to time party hereto as collateral agent for any First Lien Obligations (as defined below) of any other Class (as defined below).

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Additional Collateral Agent” has the meaning assigned to such term in Article VII.

“Additional First Lien Obligations” means all obligations of the Borrower and the other Grantors that shall have been designated as such pursuant to Article VIII, together with any Refinancing thereof; provided, that the holders of any such Refinancing debt (or the applicable Additional Collateral Agent on their behalf) shall, to the extent not already party hereto in such capacity, bind themselves in writing to the terms of this Agreement.

“Additional First Lien Obligations Documents” means the indentures or any other agreements or instruments under which Additional First Lien Obligations of any Series are issued or incurred and all other instruments, agreements and other documents evidencing or governing Additional First Lien Obligations of such Series or providing any guarantee, Lien or other right in respect thereof.

“Additional Secured Parties” means the holders of any Additional First Lien Obligations.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Amend” means, in respect of any agreement, to amend, restate, supplement, waive or otherwise modify such agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Applicable Authorized Representative” means, with respect to any Shared Collateral (i) from the relevant Payment Priority Obligations Expiry Date until the occurrence of an Applicable Authorized Representative Date, the Notes Collateral Agent and (ii) thereafter, if the most recent Applicable Authorized Representative Date occurred because of (x) a Larger Holder Event, the Collateral Agent for the Related Secured Parties of the Class of Pari Passu Secured Obligations representing the largest principal amount outstanding of any then outstanding Class of Pari Passu Secured Obligations secured by the Shared Collateral, or (y) a Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Applicable Authorized Representative Date” means a date on which a Larger Holder Event or a Non-Controlling Authorized Representative Enforcement Date occurs.

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, any vice president, treasurer, general counsel, secretary or another executive officer of such Person.

“Bailee Collateral Agent” has the meaning assigned to such term in Section 4.01(a).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Credit Agreement Obligations, the Senior Secured Notes Obligations or the Additional First Lien Obligations of any Series, (b) any Collateral Agent, refers to whether such Collateral Agent is the Credit Agreement Collateral Agent, the Notes Collateral Agent or the Additional Collateral Agent with respect to the Additional First Lien Obligations of any Series, (c) any Bailee Collateral Agent, refers to whether such Bailee Collateral Agent is the Credit Agreement Collateral Agent, the Notes Collateral Agent or the Additional Collateral Agent with respect to the Additional First Lien Obligations of any Series, (d) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Senior Secured Notes Secured Parties or the holders of the Additional First Lien Obligations of any Series, (e) any Secured Credit Documents, refers to whether such Secured Credit Documents are the Credit Agreement Documents, the Senior Secured Notes Documents

or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series, and (f) any Security Documents, refers to whether such Security Documents are part of the Credit Agreement Documents, the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to Additional First Lien Obligations of any Series.

“Collateral” means all assets of the Borrower or any of the Grantors now or hereafter subject to a Lien securing any First Lien Obligation, including without limitation, proceeds of title insurance with respect to any Lien on Collateral.

“Collateral Agent Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I.

“Collateral Agents” means the Credit Agreement Collateral Agent, the Notes Collateral Agent and each Additional Collateral Agent.

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement.

“Control” has the meaning assigned thereto in the definition of “Affiliate”.

“Controlled Shared Collateral” has the meaning assigned to such term in Section 4.01(a).

“Credit Agreement” means the Credit Agreement dated as of June 17, 2010 by and among the Borrower, Holdings, the lenders party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and one or more other financing arrangements (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement, indenture, credit facility, commercial paper facility or new agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder; provided that the collateral agent for any such other financing arrangement or agreement becomes a party hereto by executing and delivering a Collateral Agent Joinder Agreement.

“Credit Agreement Administrative Agent” has the meaning assigned to the term “Administrative Agent” in the Credit Agreement.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement Debenture” means (i) the English law governed debenture granted by Styron UK Limited in favor of the Credit Agreement Collateral Agent and (ii) the Hong Kong law governed debenture granted by Styron (Hong Kong) Limited in favor of the Credit Agreement Collateral Agent.

“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” in the Credit Agreement.

“Credit Agreement Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement, together with any Refinancing thereof; provided, that the holders of any such Refinancing debt (or the collateral agent or other authorized representative under such Refinancing debt on their behalf) shall, to the extent not already party hereto in such capacity, bind themselves in writing to the terms of this Agreement.

“Credit Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” in the Credit Agreement.

“Credit Agreement Security Agreement” has the meaning assigned to the term “Security Agreement” in the Credit Agreement.

“Discharge” means, with respect to First Lien Obligations of any Class, (a) payment in full in cash of the principal of and interest on (including interest accruing at the contract rate (including any default interest or compound interest) during the pendency of any Insolvency or Liquidation Proceeding), and premium, if any, on, all Indebtedness outstanding under Secured Credit Documents of such Class, (b) payment in full of all other First Lien Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) in the case of the Credit Agreement Obligations constituting Revolving Obligations, cancellation of or the entry into arrangements reasonably satisfactory to the Credit Agreement Administrative Agent and each applicable issuing lender with respect to all letters of credit issued and outstanding under the Credit Agreement Documents and (d) termination or expiration of all commitments to lend under the Credit Agreement Documents, in each case regardless of whether any such claims, amounts, interest or commitments are allowed or allowable in an Insolvency and Liquidation Proceeding; provided that the Discharge of First Lien Obligations of any Class shall not be deemed to have occurred in connection with a Refinancing of such First Lien Obligations with additional First Lien Obligations secured by Shared Collateral under any Additional First Lien Obligations Document.

“Event of Default” means an “Event of Default” (or similar event, however denominated) as defined in any Secured Credit Document.

“Finnish Security” means any security interest in the Shared Collateral created under the Security Documents governed by Finnish law.

“First Lien Obligations” means (a) all the Credit Agreement Obligations, (b) all the Senior Secured Notes Obligations and (c) all the Additional First Lien Obligations.

“German Security” means any security interest in the Shared Collateral created under the Security Documents governed by German law.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II.

“Grantors” means, at any time, Holdings, the Borrower, Trinseo Finance and each Subsidiary that, at such time, pursuant to Security Documents of any Class have granted a Lien on any of its assets to secure any First Lien Obligations of such Class.

“Holdings” means Styron Holdings S.à r.l.

“Impairment” has the meaning assigned to such term in Section 2.02.

“Indebtedness” has the meaning assigned to such term in the Senior Secured Notes Indenture or in the Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a) any case or proceeding commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, receivership, examinership, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or its assets or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors or its assets, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities, assignment for the benefit of creditors or other winding up of or relating to the Borrower or any other Grantor or its assets, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency and whether or not in a court supervised proceeding; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.02.

“Intervening Lien” has the meaning assigned to such term in Section 2.02.

“Larger Holder Event” means an event that will occur on any date if the Related Secured Parties of the Collateral Agent of any Class that is the Applicable Authorized Representative as of such date cease to represent the largest principal amount outstanding of any then outstanding Class of Pari Passu Secured Obligations secured by the Shared Collateral.

“Lien” means any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease be deemed a Lien.

“Local Security” means German Security and Finnish Security.

“Major Non-Controlling Authorized Representative” means the Collateral Agent of the Related Secured Parties of any Class representing the second largest outstanding principal amount of any then outstanding Class of Pari Passu Secured Obligations, which Collateral Agent is not the Applicable Authorized Representative at such time with respect to any Shared Collateral.

“Non-Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are inconsistent with or in contravention of the provisions of this Agreement, including any Plan of Reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions set forth herein (including, among other things, the payment priorities).

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Collateral Agent of Related Secured Parties holding Pari Passu Secured Obligations of any given Class that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, following the occurrence of the relevant Payment Priority Obligations Expiry Date, with respect to any Non-Controlling Authorized Representative, the date which is 90 days (throughout which 90-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Secured Credit Documents of such Class of Pari Passu Secured Obligations under which such Non-Controlling Authorized Representative is a Collateral Agent) and (ii) each Collateral Agent’s receipt of written notice from such Non-Controlling Authorized Representative certifying (upon which notice each Collateral Agent may conclusively rely) that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Secured Credit Documents of such Class of Pari Passu Secured Obligations under which such Non-Controlling Authorized Representative is a Collateral Agent) has occurred and is continuing and (y) the First Lien Obligations of the Class with respect to which such Non-Controlling Authorized Representative is the Collateral Agent are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Secured Credit Documents of such Class; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Applicable Authorized Representative has commenced and is pursuing any enforcement action with respect to such Shared Collateral with reasonable diligence in light of the then existing circumstances or (2) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding

“Non-Payment Priority Secured Parties” has the meaning assigned to such term in Section 2.06.

“Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Obligations” means any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed or allowable claim under applicable state, federal or foreign law), other monetary obligations, penalties, fees, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness.

“Pari Passu Secured Obligations” means (i) the Senior Secured Notes Obligations and (ii) any and all Additional First Lien Obligations (other than Payment Priority Obligations).

“Payment Priority Obligations” means Credit Agreement Obligations constituting Revolving Obligations (together with any Refinancing thereof); provided that (1) the maximum aggregate principal amount of all loans and unfunded commitments included under clause (i) of the definition of “Revolving Obligations” that will constitute Payment Priority Obligations at any time shall not exceed the sum of (a) $325 million, plus (b) up to an additional $75 million; provided that the requirements set forth in the Senior Secured Notes Indenture as in effect on the date hereof (or to the extent such incurrence is not permitted on the date hereof, the Senior Secured Notes Indenture as in effect on the date of such incurrence) of such amount are satisfied in accordance with the terms thereof (as certified by the Borrower to each Collateral Agent) and (2) the holders of any such Refinancing debt (or the collateral agent or other authorized representative under such Refinancing debt on their behalf) shall, to the extent not already party hereto in such capacity, bind themselves in writing to the terms of this Agreement.

“Payment Priority Obligations Expiry Date” means, with respect to any period following the occurrence of an Event of Default, the date of expiration of the Standstill Period related thereto (or, if earlier, the Discharge of the Payment Priority Obligations).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Proceeds” has the meaning assigned to such term in Section 2.01(b).

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, purchase, defease, retire, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Credit Documents” means, with respect to the Collateral Agent or Secured Parties of any Class, the Secured Credit Documents of such Class.

“Related Secured Parties” means, with respect to the Collateral Agent of any Class, the Secured Parties of such Class.

“Revolving Obligations” means, at any time (i) all amounts outstanding under the “Revolving Credit Facility,” as defined in the Credit Agreement, including, without limitation, all amounts in respect of any principal, interest at the contract rate (on a compound basis including any interest accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding and including default rate interest), fees, costs, expenses, premiums, other charges, indemnifications, reimbursement obligations in respect of letters of credit, damages and other liabilities, and guarantees of the foregoing amounts, in each of the foregoing cases irrespective of whether a claim for such amounts is allowed or allowable in any Insolvency or Liquidation Proceeding or under applicable law and (ii) all other Credit Agreement Obligations of the Borrower and the other Grantors arising under any “Secured Hedge Agreement” or any “Treasury Services Agreement,” as such terms are defined in the Credit Agreement.

“Secured Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Senior Secured Notes Documents and (c) the Additional First Lien Obligations Documents.

“Secured Parties” means (a) the Credit Agreement Secured Parties, (b) the Senior Secured Notes Secured Parties and (c) the Additional Secured Parties.

“Security Documents” means (a) the Credit Agreement Security Agreement and the other Collateral Documents (as defined in the Credit Agreement), (b) the Senior Secured Notes Collateral Agreement and the other Senior Secured Notes Documents providing any Lien (including any mortgage) in respect of the Senior Secured Notes Obligations and (c) any other agreement entered into in favor of the Collateral Agent of any other Class for the purpose of securing the First Lien Obligations of such Class.

“Senior Secured Notes Collateral Agreement” has the meaning assigned to the term “Security Agreement” in the Senior Secured Notes Indenture.

“Senior Secured Notes Debenture” means (i) the English law governed debenture granted by Styron UK Limited in favor of the Notes Collateral Agent and (ii) the Hong Kong law governed debenture granted by Styron (Hong Kong) Limited in favor of the Notes Collateral Agent.

“Senior Secured Notes Documents” means the Senior Secured Notes Indenture, the Senior Secured Notes Collateral Agreement and all other instruments, agreements and other documents evidencing or governing the Senior Secured Notes Obligations or providing any Guarantee (as defined in the Senior Secured Notes Indenture), Lien (including any mortgage) or other right in respect thereof.

“Senior Secured Notes Indenture” means that certain Indenture, dated as of January 29, 2013, among the Borrower, the other Grantors party thereto, as guarantors, the Notes Collateral Agent and Wilmington Trust, National Association, as Senior Secured Notes Trustee, governing the Borrower’s and Trinseo Finance’s 8.750% Senior Secured Notes due 2019, as the

same may be amended, restated, supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring all or any portion of the Indebtedness under such Senior Secured Notes Indenture or any successor or replacement Senior Secured Notes Indenture and whether by the same or any other Senior Secured Notes Trustee and whether or not increasing the amount of Indebtedness that may be incurred thereunder; provided that the collateral agent for any such other financing arrangement or Senior Secured Notes Indenture becomes a party hereto by executing and delivering a Collateral Agent Joinder Agreement.

“Senior Secured Notes Obligations” has the meaning assigned to the term “Notes Obligations” in the Senior Secured Notes Indenture, together with any Refinancing thereof; provided, that the holders of any such Refinancing debt (or their agent on their behalf) shall bind themselves in writing to the terms of this Agreement.

“Senior Secured Notes Secured Parties” has the meaning assigned to the term “Secured Parties” in the Senior Secured Notes Indenture.

“Senior Secured Notes Trustee” has the meaning given to the term “Trustee” as defined in the Senior Secured Notes Indenture.

“Series”, when used in reference to Additional First Lien Obligations, refers to such Additional First Lien Obligations as shall have been issued or incurred pursuant to the same Additional First Lien Obligations Documents and with respect to which the same Person acts as the Additional Collateral Agent.

“Shared Collateral” means, at any time, Collateral on which Collateral Agents or Secured Parties of any two or more Classes have at such time a Lien (including as a result of the agreements set forth in Section 4.01). If First Lien Obligations of more than two Classes are outstanding at any time, then any Collateral shall constitute Shared Collateral with respect to First Lien Obligations of any Class only if the Collateral Agent or Secured Parties of such Class have at such time a Lien on such Collateral.

“Standstill Period” has the meaning specified in Section 3.01(a).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Trinseo Finance” means Trinseo Materials Finance, Inc.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03. Concerning the Credit Agreement Collateral Agent, the Notes Collateral Agent and Each Additional Collateral Agent.

(a) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Credit Agreement Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Credit Agreement Collateral Agent pursuant to the authorization thereof under the Credit Agreement. It is understood and agreed that the Credit Agreement Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Credit Agreement Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(b) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Notes Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to the Notes Collateral Agent pursuant to the authorization thereof under the Senior Secured Notes Indenture. It is understood and agreed that the Notes Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Notes Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

(c) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by any Additional Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Additional Collateral Agent pursuant to the authorization thereof under the Additional First Lien Obligations Documents relating to such Class of First Lien Obligations. It is understood and agreed that no Additional Collateral Agent shall be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Additional Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

ARTICLE II

Lien Priorities; Proceeds

SECTION 2.01. Relative Priorities.

(a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code or other personal property security legislation, of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.01(b), Section 2.02 and Section 2.06), each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees, to the fullest extent possible under applicable law, that Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority. Without limiting the foregoing, the floating charge (as set out in clause 5 (Floating Charge) thereof) contained in the Credit Agreement Debenture will rank in right and priority of payment, prior and senior to the fixed charges (as set out in clause 3 (Fixed Charges) thereof) contained in the corresponding Senior Secured Notes Debenture. Each Collateral Agent hereby agrees and acknowledges, notwithstanding the preceding sentence, that the Proceeds of any sale, collection or other liquidation and any distributions or payment received by the relevant Collateral Agent or any of its related Secured Parties, in each case in connection with the assets secured by the Credit Agreement Debenture and the corresponding Senior Secured Notes Debenture, shall be applied in accordance with Section 2.01.

(b) Each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding (x) any provision of any Secured Credit Document to the contrary (but subject to Section 2.02) and (y) the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code or other personal property security legislation of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), if (i) such Collateral Agent or any of its Related Secured Parties takes any action to enforce rights or exercise remedies in respect of any Shared Collateral (including any such action referred to in Section 3.01), (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Grantor or (iii) such Collateral Agent or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Collateral Agent or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Collateral Agent or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:

(i) FIRST, to (A) the payment of all amounts owing to such Collateral Agent (in its capacity as such), pursuant to the terms of any Secured Credit Document, (B) in the case of any enforcement of rights or exercise of remedies, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in connection therewith, which may include all court costs and the reasonable fees and expenses of agents and legal counsel, and (C) in the case of any such payment pursuant to any such intercreditor agreement, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in enforcing its rights thereunder to obtain such payment;

(ii) SECOND, to the payment in full of any Payment Priority Obligations at the time due and payable (including any post-petition interest with respect thereto, regardless of whether or not allowed or allowable in any Insolvency or Liquidation Proceeding) and the termination of any commitments thereunder;

(iii) THIRD, to the payment in full of all other First Lien Obligations of each Class secured by a Lien on such Shared Collateral at the time due and payable (the amounts so applied to be distributed, as among such Classes of First Lien Obligations, ratably in accordance with the amounts of the First Lien Obligations of each such Class on the date of such application);

(iv) FOURTH, after payment in full of all First Lien Obligations secured by such Shared Collateral, to the holders of junior liens in the Shared Collateral (to the extent the holders of such junior liens, or a representative thereof, are party to this Agreement); and

(v) FIFTH, after payment in full of all the First Lien Obligations and to the holders of junior liens in the Shared Collateral (to the extent the holders of such junior liens, or a representative thereof, are party to this Agreement), to the Borrower and the other Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

(c) If any Proceeds are in the form of cash, then such cash shall be applied pursuant to the priorities set forth in Section 2.01(b) before any Proceeds that are not in the form of cash are applied pursuant to the priorities set forth in Section 2.01(b); provided that if any Proceeds are not in the form of cash, then the amount of such securities or other property applied to each of clauses FIRST through FOURTH above shall be an amount with a fair market value equal to the stated amount required to be applied pursuant to each such clause.

(d) For the avoidance of doubt, any amounts to be distributed pursuant to this Section 2.01 shall be distributed by the applicable Collateral Agent to the following agents for further distribution to its Related Secured Parties: (i) in the case of any amount representing payment with respect to a Payment Priority Obligation, to the Credit Agreement Collateral Agent (until such time as the Credit Agreement Obligations that constitute Payment Priority Obligations are Discharged, and after such time to the Collateral Agent that is granted possession of all possessory Controlled Shared Collateral in accordance with Section 4.01(d)), (ii) in the case of any amount representing payment with respect to a Credit Agreement Obligation, to the

Credit Agreement Collateral Agent, (iii) in the case of any amount representing payment with respect to a Senior Secured Notes Obligation, to the Notes Collateral Agent, and (iv) in the case of any amount representing payment with respect to any Additional First Lien Obligation, to the applicable Additional Collateral Agent for the corresponding Additional First Lien Obligations Documents.

(e) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(b) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Class.

SECTION 2.02. Impairments. It is the intention of the parties hereto that the Secured Parties of any given Class of Pari Passu Secured Obligations (and not the Secured Parties of any other Class of Pari Passu Secured Obligations) bear the risk of any determination by a court of competent jurisdiction that (i) any First Lien Obligations of such Class of Pari Passu Secured Obligations are unenforceable under applicable law or are subordinated to any other obligations (other than to any Pari Passu Secured Obligations), (ii) the Secured Parties of such Class of Pari Passu Secured Obligations do not have a Lien on any of the Collateral securing any First Lien Obligations of any other Class of Pari Passu Secured Obligations and/or (iii) any Person (other than any Collateral Agent or Secured Party) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing First Lien Obligations of such Class of Pari Passu Secured Obligations, but junior to the Lien on such Shared Collateral securing any other class of Payment Priority Obligations or Pari Passu Secured Obligations (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”) (any condition with respect to First Lien Obligations of such Class of Pari Passu Secured Obligations being referred to as an “Impairment” of such Class). In the event an Impairment exists with respect to First Lien Obligations of any Class of Pari Passu Secured Obligations, the results of such Impairment shall be borne solely by the Secured Parties of such Class of Pari Passu Secured Obligations, and the rights of the Secured Parties of such Class of Pari Passu Secured Obligations (including the right to receive distributions in respect of First Lien Obligations of such Class of Pari Passu Secured Obligations pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class. In furtherance of the foregoing, in the event First Lien Obligations of any Class of Pari Passu Secured Obligations shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class.

SECTION 2.03. Payment Over. Each Collateral Agent, on behalf of itself and its Related Secured Parties, agrees that if such Collateral Agent or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)), including without limitation, pursuant to the terms of a Plan of Reorganization confirmed pursuant to section 1129(b) of the Bankruptcy Code, (i) such Collateral Agent or its Related Secured Party, as the case may be, shall promptly inform each other Collateral Agent thereof, (ii) such Collateral Agent or its Related Secured Party shall hold such Shared Collateral or Proceeds for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.01(b) and, with respect to any Shared Collateral constituting Controlled Shared Collateral, such Collateral Agent shall comply with the provisions of Section 4.01 and (iii) in the case of any such Proceeds, such Proceeds shall be applied in accordance with Section 2.01(b) as promptly as practicable.

SECTION 2.04. Determinations with Respect to Amounts of Obligations and Liens. Whenever the Collateral Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Collateral Agent of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Collateral Agent of such Class, the Collateral Agent of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Collateral Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Borrower. Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto.

SECTION 2.05. Exculpatory Provisions. None of the Collateral Agents or any Secured Parties shall be liable for any action taken or omitted to be taken by any Collateral Agent or Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement.

SECTION 2.06. Acknowledgement of Liens. The Borrower and all other Grantors, the Collateral Agents and each Secured Party agrees and acknowledges that (i) the grants of Liens pursuant to the Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Shared Collateral or all other collateral, the Payment Priority Obligations are fundamentally different from all other First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in any proceeding under any Bankruptcy Law. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the holders of Payment Priority Obligations and any or all other Secured Parties in respect of the Shared Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Secured Parties (other than the Secured Parties holding Payment Priority Obligations) (the “Non-Payment Priority Secured Parties”) hereby acknowledge and agree that all distributions in respect of the Shared Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Non-Payment Priority Secured Parties), the holders of the Payment Priority Obligations shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Shared Collateral in respect of principal, pre-petition interest, and other claims, all amounts owing in respect of principal, post-petition interest at the contract rate (on a compound basis to the extent required under the Credit Agreement and including default rate interest), fees, costs, expenses, premiums, and other charges, irrespective of whether a claim for such amounts is allowed or allowable in such proceeding under any Bankruptcy Law, before any distribution from, or in respect of, any Shared Collateral is made in respect of the claims held by the Non-Payment Priority Secured Parties. The Non-Payment Priority Secured Parties hereby acknowledge and agree to turn over to the holders of Payment Priority Obligations amounts otherwise received or receivable by them from the Shared Collateral to the extent necessary to effectuate the intent of this Section, even if such turnover has the effect of reducing the claim or recovery of the Non-Payment Priority Secured Parties.

ARTICLE III

Rights and Remedies; Matters Relating to Shared Collateral

SECTION 3.01. Exercise of Rights and Remedies.

(a) Notwithstanding the purported equal priority of the Liens securing each Class of First Lien Obligations, prior to the Discharge of the Payment Priority Obligations, for a period of 180 days following the occurrence of any Event of Default (any such period, a “Standstill Period”), the Credit Agreement Collateral Agent may deal with the Shared Collateral during such Standstill Period as if the Liens thereon of the Collateral Agent or Secured Parties of any other Class did not exist, and no Collateral Agent or Related Secured Party (other than the Credit Agreement Collateral Agent and its Related Secured Parties), whether in their capacity as secured or unsecured creditor, shall (i) commence any judicial or nonjudicial foreclosure proceedings (including any Insolvency or Liquidation Proceeding) with respect to, seek to have a trustee, receiver, receiver-manager, monitor, liquidator, examiner or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) or (ii) exercise any rights or remedies under the Security Documents that have or may have arisen, or that may arise, as a result of such default.

(b) Without limiting the foregoing, following the relevant Payment Priority Obligations Expiry Date, the Applicable Authorized Representative will have the sole right (solely as between all Collateral Agents for each Class of Pari Passu Secured Obligations, it being understood and agreed that nothing contained in this Section 3.01(b) shall in any way affect the rights of the Credit Agreement Collateral Agent and the holders of Payment Priority Obligations to take action with respect to the Shared Collateral) to act or refrain from acting with respect to the Shared Collateral, and no Collateral Agent in respect of any Pari Passu Secured Obligations (other than the Applicable Authorized Representative), whether in their capacity as a secured or unsecured creditor, shall commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, receiver-manager, monitor, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interests in or realize upon, or take any other action available to it in respect of, the Shared Collateral.

(c) Subject to the other paragraphs of this Section and Section 4.01(a), nothing in this Agreement shall affect the ability of any Collateral Agent or any of its Related Secured Parties (i) to enforce any rights and exercise any remedies with respect to any Shared Collateral available under any Related Secured Credit Documents or applicable law, including any right of set-off and any determinations regarding the release of Liens on, or any sale, transfer or other disposition of, any Shared Collateral, or any other rights or remedies available to a secured creditor under the Uniform Commercial Code or other personal property security legislation of any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law or (ii) to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding). Subject to the other paragraphs of this Section and Section 4.01(a), any such exercise of rights and remedies by any Collateral Agent or any of its Related Secured Parties may be made in such order and in such manner as such Collateral Agent or its Related Secured Parties may, subject to the provisions of their Related Secured Credit Documents, determine in their sole discretion. In addition, to the extent it is not prohibited from doing so under its Related Secured Credit Documents, (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, each Collateral Agent or any of its Related Secured Parties may file a proof of claim or statement of interest with respect to the applicable obligations thereto, (B) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, each Collateral Agent or its Related Secured Parties may file any necessary or appropriate responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Collateral Agent or Related Secured Party, (C) each Collateral Agent or its Related Secured Parties may file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Borrower or any other Grantor arising under any Insolvency or Liquidation Proceeding or applicable nonbankruptcy law, and (D) each Collateral Agent and its Related Secured Party may vote on any plan of reorganization in any Insolvency or Liquidation Proceeding of the Borrower or any other Grantor, in each case (A) through (D) above to the extent such action is not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.

(d) Notwithstanding paragraph (c) of this Section:

(i) each Collateral Agent and its Related Secured Parties shall remain subject to, and bound by, all covenants or agreements made herein by or on behalf of such Collateral Agent or its Related Secured Parties;

(ii) each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that, prior to the commencement of any enforcement of rights or any exercise of remedies with respect to any Shared Collateral by such Collateral Agent or any of its Related Secured Parties, such Collateral Agent or its Related Secured Party, as the case may be, shall provide prior written notice thereof to each other Collateral Agent, such notice to be provided as far in advance of such commencement as reasonably practicable, and shall regularly inform each other Collateral Agent of developments in connection with such enforcement or exercise (except that the Credit Agreement Collateral Agent shall only be required to deliver written notice of any such enforcement or exercise promptly upon commencement thereof); and

(iii) subject to the terms and conditions of each Collateral Agent’s Related Secured Credit Documents, each Collateral Agent (other than the Credit Agreement Collateral Agent) agrees, on behalf of itself and its Related Secured Parties, that such Collateral Agent and its Related Secured Parties shall cooperate in a commercially reasonable manner with each other Collateral Agent and its Related Secured Parties in any enforcement of rights or any exercise of remedies with respect to any Shared Collateral; provided, however, that nothing in this section shall require any Collateral Agent to cooperate with any other Collateral Agent if it has not received the appropriate or necessary consents, waivers, direction or indemnity from its Related Secured Parties.

(e) Notwithstanding anything otherwise to the contrary herein, to the extent provided in the Senior Secured Notes Documents or the Additional First Lien Obligations Documents with respect to any Pari Passu Secured Obligations for which the Notes Collateral Agent is also acting as collateral agent, the Notes Collateral Agent will be permitted to exercise remedies and sell the Collateral under the Security Documents only at the direction of the agents or representatives (including the Senior Secured Notes Trustee in the case of the Senior Secured Notes Secured Parties) who are authorized to act on behalf of the Senior Secured Notes Secured Parties or the Additional Secured Parties for which the Notes Collateral Agent is acting as collateral agent, as applicable, or at the direction of the holders of a majority in the principal amount of the outstanding Senior Secured Notes Obligations and any outstanding Additional First Lien Obligations for which the Collateral Agent is acting as collateral agent voting as a single class.

SECTION 3.02. Prohibition on Contesting Liens. Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will, and each hereby waives, whether in its capacity as secured or unsecured creditor, any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any other Collateral Agent or any of its Related Secured Parties in all or any part of the Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.03. Prohibition on Challenging this Agreement, etc.. Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will attempt, whether in its capacity as secured or unsecured creditor, directly or indirectly, whether by judicial proceedings or otherwise, to (i) challenge the enforceability of any provision of this Agreement; (ii) seek, and each hereby waives, any right, to have any Shared Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Collateral, and (iii) institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against any other Collateral Agent or any other Secured Party seeking damages from, or other relief by way of instructions or otherwise with respect to, any Shared Collateral, and none of any other Collateral Agent or any other Secured Party shall be liable for any action taken or omitted to be taken by any Collateral Agent or other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.04. Release of Liens. The parties hereto agree and acknowledge that the release of Liens on any Shared Collateral securing First Lien Obligations of any Class, whether in connection with a sale, transfer or other disposition of such Shared Collateral or otherwise, shall be governed by and subject to the Secured Credit Documents of such Class, and that nothing in this Agreement shall be deemed to amend or affect the terms of the Secured Credit Documents of such Class with respect thereto; provided that if, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Class of Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on the Shared Collateral of the Collateral Agent enforcing its remedies in connection with such foreclosure or enforcement action are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01(b) hereof; provided, however, that the Liens in favor of the other Collateral Agents for the benefit of each Class of Secured Parties will not be released solely as to proceeds of any such sale, transfer or other disposition, which proceeds shall be applied pursuant to Section 2.01(b) hereof. Each Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the any other Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.

ARTICLE IV

Collateral

SECTION 4.01. Bailment for Perfection of Security Interests.

(a) Each Collateral Agent agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected (or, to the extent not required for perfection, where it is customary in any relevant jurisdiction for the holder of such a Lien to possess or control instruments relating to such Shared Collareal) by the possession or control (including by way of assignment for security purposes) of such Shared Collateral or of any deposit, securities or other account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control (including by way of assignment for security purposes) of such Collateral Agent, or of agents or bailees of such Collateral Agent (such Shared Collateral being referred to herein as the “Controlled Shared Collateral”), such Collateral Agent shall, solely for the purpose of perfecting the Liens of any other Collateral Agent granted on such Shared Collateral under its Related Secured Credit Documents (or if, for as long as such Collateral Agent possesses or controls (in particular, by way of assignment for security purposes) any Shared Collateral, a Lien of any other Collateral Agent on such Shared Collateral cannot be perfected under the law applicable to such Shared Collateral, then for the purpose of giving effect to the contractual rights of any other Collateral Agent under its Related Secured Credit Documents and/or this Agreement, in particular, Article II), and subject to the terms and conditions of this Article, also hold such Controlled Shared Collateral as gratuitous bailee and sub-agent for each such other Collateral Agent (any Collateral Agent that shall be holding any Controlled Shared Collateral as gratuitous bailee and sub-agent being referred to herein as the “Bailee Collateral Agent”). In furtherance of the foregoing, each Collateral Agent appoints each Bailee Collateral Agent as such Collateral Agent’s gratuitous bailee and sub-agent hereunder with respect to any Controlled Shared Collateral that such Bailee Collateral Agent possesses or controls at any time solely for the purpose of perfecting a Lien on such Controlled Shared Collateral (or if, for as long as the Bailee Collateral Agent possesses or controls (in particular, by way of assignment for security purposes) any Controlled Shared Collateral, a Lien of any other Collateral Agent on such Controlled Shared Collateral cannot be perfected under the law applicable to such Controlled Shared Collateral, then for the purpose of giving effect to the contractual rights of any other Collateral Agent under its Related Secured Credit Documents and/or this Agreement, in particular, Article II). Notwithstanding anything herein to the contrary, it is understood and agreed that as of the date hereof and until such time as the Credit Agreement Obligations that constitute Payment Priority Obligations are Discharged, the Credit Agreement Collateral Agent shall have the sole right to give any instructions, directions and entitlement orders (including any blockage or withdrawal instructions) with respect to any deposit, securities or other accounts, or any funds or property contained thereinto and to exercise any other remedies under any control agreement entered into with respect to a deposit account, a securities account or any other account; provided that any amounts withdrawn therefrom shall be subject to Article II. Following the relevant Payment Priority Obligations Expiry Date, and subject to the provisions of Article III, the Applicable Authorized Representative shall, in addition to the Credit Agreement Collateral Agent, have the right to give the Bailee Collateral Agent instructions or directions with respect to Controlled Shared Collateral; provided that any amounts withdrawn from a deposit account, a securities account or any other account shall be subject to Article II. It is further understood and agreed that as of the date hereof and until such time as the Credit Agreement Obligations that constitute Payment Priority Obligations are Discharged, the Credit Agreement Collateral Agent shall be (or, as applicable, continue to be) granted (i) possession of all possessory Controlled Shared Collateral and (ii) sole legal entitlement to all non-possessory Controlled Shared Collateral assigned to it for security purposes (if, for as long as the Credit Agreement Collateral Agent is legally entitled to such non-possessory Controlled Shared Collateral, a Lien of any other Collateral Agent on such non-possessory Controlled Shared Collateral cannot be perfected under the law applicable to such non-possessory Controlled Shared Collateral) and, thereafter, possession and legal entitlement shall be determined by Section 4.01(d).

(b) In furtherance of the foregoing, each Grantor hereby grants, to the extent possible under applicable law, a security interest in the Controlled Shared Collateral to each Collateral Agent that possesses or controls (including by way of assignment for security purposes) Controlled Shared Collateral as permitted in Section 4.01(a) for the benefit of the Secured Parties under any other Class of First Lien Obligations which have been granted a Lien on the Controlled Shared Collateral possessed or controlled (including by way of assignment for security purposes) by such Collateral Agent.

(c) Subject to Section 4.01(a), for purposes of this Section, the Bailee Collateral Agent shall be entitled to deal with the applicable Controlled Shared Collateral in accordance with the terms of its Related Secured Credit Documents as if the Liens thereon of the Collateral Agent or Secured Parties of any other Class (and the agreements set forth in paragraph (a) of this Section) did not exist; provided that any Proceeds arising from any such Controlled Shared Collateral shall be subject to Article II. The obligations and responsibilities of any Bailee Collateral Agent to any other Collateral Agent or any of its Related Secured Parties under this Article shall be limited solely to holding or controlling the applicable Controlled Shared Collateral as gratuitous bailee and sub-agent in accordance with this Article. Without limiting the foregoing, (i) no Bailee Collateral Agent shall have any obligation or responsibility to ensure that any Controlled Shared Collateral is genuine or owned by any of the Grantors, (ii) no Bailee Collateral Agent shall, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Collateral Agent or any other Secured Party and (iii) without affecting the agreement of any Bailee Collateral Agent to act as a gratuitous bailee and sub-agent solely for the purpose set forth in paragraph (a) of this Section or the right of any other Collateral Agent to enforce the rights and exercise the remedies (in each case other than through such Bailee Collateral Agent) as set forth in Section 3.01 and subject to the proviso in Section 4.01(a), each Collateral Agent agrees that such Collateral Agent shall not issue any instructions to any Bailee Collateral Agent, in its capacity as a gratuitous bailee and sub-agent of such Collateral Agent, with respect to the Controlled Shared Collateral or otherwise seek to exercise control over any Bailee Collateral Agent.

(d) The Bailee Collateral Agent of any Class shall, upon the Discharge of the First Lien Obligations of such Class, transfer the possession and control (including by way of assignment for security purposes) of the applicable Controlled Shared Collateral, together with any necessary endorsements but without recourse or warranty, (i) if First Lien Obligations of any other Class are outstanding at such time, to the Collateral Agent of such other Class (or, if First Lien Obligations of more than one other Class are outstanding at such time, to the Collateral Agent of the same Class as the Class of the First Lien Obligations the aggregate principal amount of which outstanding at such time exceeds the aggregate principal amount of the First Lien Obligations of any other Class outstanding at such time) and (ii) if no First Lien Obligations are outstanding at such time, to the applicable Grantor or as directed by a court of competent jurisdiction, in each case so as to allow such Person to obtain possession and control of such Controlled Shared Collateral. In connection with any transfer and/or assignment under clause (i) above by any Bailee Collateral Agent, such Bailee Collateral Agent agrees to take all actions in its power as shall be necessary or reasonably requested by the transferee and/or assignee Collateral Agent to permit the transferee and/or assignee Collateral Agent to obtain, for the benefit of its Related Secured Parties, a first priority security interest in the applicable Controlled Shared Collateral.

SECTION 4.02. Delivery of Documents. Promptly after the execution and delivery to any Collateral Agent by any Grantor of any Security Document (other than (a) any Security Document in effect on the date hereof and (b) any Additional First Lien Obligations Document referred to in paragraph (b) of Article VIII, but including any amendment, amendment and restatement, waiver or other modification of any such Security Document or Additional First Lien Obligations Document), the Borrower shall deliver to each Collateral Agent party hereto at such time a copy of such Security Document.

ARTICLE V

Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings

SECTION 5.01. Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.

(a) If Holdings or any of its subsidiaries shall become subject to a case under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders, which may include lenders under the Credit Agreement (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each of the Senior Secured Notes Secured Parties and the Additional Secured Parties in respect of any Pari Passu Secured Obligations agree that it will raise no objection to any such financing, including any covenants, conditions, or any other terms with respect thereof, or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Credit Agreement Collateral Agent or the holders of the Payment Priority Obligations secured by the Shared Collateral shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the Liens of such Payment Priority Obligations secured by the Shared Collateral, each Collateral Agent for each Series of Pari Passu Secured Obligations will, for itself and on behalf of the other Senior Secured Notes Secured Parties and the Additional Secured Parties (x) subordinate the Liens of the Senior Secured Notes Secured Parties and Additional Secured Parties in such Shared Collateral to the DIP Financing Liens, all adequate protection liens granted to the holders of the Payment Priority Obligations on the Shared Collateral, and to any “carve-out” for professional and United States Trustee fees agreed to by the Credit Agreement Collateral Agent, and (y) confirm the priorities with respect to such Shared Collateral as set forth herein), so long as the Senior Secured Notes Secured Parties and the Additional Secured Parties are granted adequate protection in accordance with the terms of Section 5.03(b).

(b) Each Collateral Agent shall, to the extent it is not prohibited from doing so under its Related Secured Credit Documents, be entitled to vote to accept or reject any plan of reorganization in connection with any Insolvency or Liquidation Proceeding of Holdings or any of its subsidiaries so long as such plan of reorganization is a Conforming Plan of Reorganization and shall be entitled to vote to reject any such Plan of Reorganization that is a Non-Conforming Plan of Reorganization; provided that each of the Notes Collateral Agent and the Collateral Agents under any Pari Passu Secured Obligations agree that it shall not be entitled to take any action or vote in any way that supports any Non-Conforming Plan of Reorganization.

(c) Each Senior Secured Notes Secured Party and Additional Secured Party agrees that it will not object to or oppose any sale or other disposition of Shared Collateral or release of their Liens in connection with any such sale or other disposition of any Shared Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code (including, without limitation, Section 363(k)) or any other provision of the Bankruptcy Code if the Credit Agreement Collateral Agent and the holders of Payment Priority Obligations shall have consented to such sale or disposition of such Shared Collateral, provided that the Liens of the Secured Parties will attach to the proceeds of such sale or disposition on the same basis of priority as they do with respect to the Shared Collateral in accordance with this Agreement, and further provided that the Senior Secured Notes Secured Parties and the Additional Secured Parties will be entitled to assert any objection to such sale or disposition that may be asserted by any unsecured creditor of the Borrower or any of its subsidiaries in such Insolvency or Liquidation Proceeding.

SECTION 5.02. Relief from Automatic Stay. Until the Discharge of Payment Priority Obligations, each Collateral Agent for each Series of Pari Passu Secured Obligations, on behalf of itself and the Senior Secured Notes Secured Parties and the Additional Secured Parties, whether in its capacity as a secured or unsecured creditor, agrees that none of them shall (i) seek relief from the automatic stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral, without the prior written consent of the Credit Agreement Collateral Agent, or (ii) oppose any motion by the Credit Agreement Collateral Agent or any the holders of Payment Priority Obligations seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral.

SECTION 5.03. Adequate Protection.

(a) Each Collateral Agent for each Series of Pari Passu Secured Obligations, on behalf of itself and the Senior Secured Notes Secured Parties and Additional Secured Parties, whether in its capacity as a secured or unsecured creditor, agrees that none of them shall oppose (or support any other person opposing) (i) any motion or other request by the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations for adequate protection of the Credit Agreement Collateral Agent’s Liens upon the Shared Collateral in any form, including any claim of the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations to post-petition interest, fees, or expenses as a result of their Lien on the Shared Collateral and request for additional or replacement Liens on post-petition assets of the same type as the Shared Collateral and/or for a superpriority administrative claim, or (ii) any objection by the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations claiming a lack of adequate protection with respect to their Liens in the Shared Collateral.

(b) In any Insolvency or Liquidation Proceeding, each Collateral Agent for each Series of Pari Passu Secured Obligations, on behalf of itself and the Senior Secured Notes Secured Parties and Additional Secured Parties, may seek adequate protection in respect of the Senior Secured Notes Obligations and the Additional First Lien Obligations, subject to the provisions of this Agreement, only if the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations, as the case may be, are granted adequate protection in the form of additional collateral or replacement Lien on the Shared Collateral and/or a superpriority administrative claim, in which event each Collateral Agent for each Series of Pari Passu Secured Obligations may receive as adequate protection an additional or replacement Lien and/or superpriority administrative claim (as applicable) that is junior and subordinate to such lien and/or claim granted to the Credit Agreement Collateral Agent or such holders of Payment Priority Obligations as adequate protection on the same basis as the other Liens securing the

Senior Secured Notes Obligations and the Additional First Lien Obligations are so subordinated to the Liens securing the Payment Priority Obligations. In the event any Collateral Agent for any Series of Pari Passu Secured Obligations, on behalf of itself or any of the Senior Secured Notes Secured Parties and Additional Secured Parties, seeks or requests (or is otherwise granted) adequate protection in respect of Senior Secured Notes Obligations and the Additional First Lien Obligations and such adequate protection is granted in the form of an additional or replacement Lien and/or a superpriority administrative claim, then such Collateral Agent, on behalf of itself and the Senior Secured Notes Secured Parties and Additional Secured Parties, agrees that the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations, as the case may be, shall also be granted an additional or replacement Lien and/or a superpriority administrative claim (as applicable) as adequate protection for its senior interest in the Shared Collateral, and that such Collateral Agent’s additional or replacement Lien and/or superpriority administrative claim (as applicable) shall be subordinated to the additional or replacement Lien and/or superpriority administrative claim of the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations, as the case may be, on the same basis as the Liens and claims of such Collateral Agent on the Shared Collateral are subordinated to the Liens of, and claims with respect to, the Credit Agreement Collateral Agent or the holders of Payment Priority Obligations on the Shared Collateral pursuant hereto. Each Collateral Agent (other than the Credit Agreement Collateral Agent), for itself and on behalf of its Related Secured Parties, agrees that any superpriority administrative claim it may receive pursuant to the provisions of this paragraph may be paid under any Plan of Reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such superpriority claims.

(c) Notwithstanding the foregoing, if the holders of the Payment Priority Obligations have been granted as adequate protection or otherwise the right to receive current post-petition interest, incurred legal fees and fees of the Credit Agreement Collateral Agent and Credit Agreement Administrative Agent or expenses or other cash payments, then the Notes Collateral Agent, the Notes Secured Parties and the Additional Secured Parties shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition interest, incurred legal fees and fees of the Notes Collateral Agent, the Senior Secured Notes Trustee and any Additional Collateral Agent or other representative for such Additional Secured Parties, and expenses (excluding compensation for any early repayment of Pari Passu Secured Obligations) or other cash payments, as applicable, in addition to the forms of adequate protection described in Section 5.03(b).

SECTION 5.04. Section 506(c) Claims. Until the Discharge of Payment Priority Obligations, each Collateral Agent for each Class of Pari Passu Secured Obligations and the Notes Secured Parties and Additional Secured Parties, whether in their capacities as secured or unsecured creditors, shall not assert or enforce any claim, or support any other person’s claim, under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens securing the Payment Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral or other collateral.

SECTION 5.05. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization both on account of

Payment Priority Obligations and on account of Senior Secured Notes Obligations and Additional First Lien Obligations, then, to the extent the debt obligations distributed on account of the Payment Priority Obligations and on account of Senior Secured Notes Obligations and Additional First Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 5.06. Insolvency Proceedings Under Non-US Law. Each Collateral Agent, for itself and its Related Secured Parties, agrees that the provisions of this Article V are intended to benefit the holders of Payment Priority Obligations under the laws of any jurisdiction outside the United States in which an insolvency proceeding may occur to the same extent as if such insolvency proceeding was governed by the laws of the United States.

ARTICLE VI

Other Agreements

SECTION 6.01. Concerning Secured Credit Documents and Collateral.

(a) The Secured Credit Documents of any Class may be Amended (but only to the extent not inconsistent with this Agreement), in whole or in part, in accordance with their terms, in each case without notice to or the consent of the Collateral Agent or any Secured Parties of any other Class; provided that nothing in this paragraph shall affect any limitation on any such Amendment that is set forth in the Secured Credit Documents of any such other Class.

(b) The Grantors agree that each Security Document (other than any Credit Agreement Document executed and delivered prior to the date hereof, without limitation of the applicability of this Agreement thereto) creating a Lien on any Shared Collateral securing any First Lien Obligations shall contain a legend substantially in the form of Annex I, or similar provisions approved by the Credit Agreement Collateral Agent (until such time as the Credit Agreement Obligations that constitute Payment Priority Obligations are Discharged, and after such time by the Collateral Agent that is granted possession of all possessory Controlled Shared Collateral in accordance with Section 4.01(d)), which approval shall not be unreasonably withheld.

(c) The Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing First Lien Obligations of any Class other than through the Collateral Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Secured Parties of any Class); provided that the foregoing shall not prohibit the granting of any Liens permitted by the terms of the Secured Credit Documents.

(d) The Grantors agree that they shall not, and shall not permit any Subsidiary to, grant or permit or suffer to exist any additional Liens on any asset or property to secure any Class of First Lien Obligations unless it has granted a Lien on such asset or property to secure each other Class of First Lien Obligations; provided, that to the extent the foregoing is not complied with for any reason, without limiting any other rights and remedies available to the Secured Parties, each Secured Party agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 6.01(d) shall be subject to Article II; provided, further, that the foregoing shall not prohibit (i) any class of First Lien Obligations from being secured by Equity Interests (as defined in the Credit Agreement) that do not secure any other class of First Lien Obligations due to the Rule 3-16 Exception (as defined in the Senior Secured Notes Collateral Agreement) or (ii) the granting of any Liens permitted by the terms of each of the Secured Credit Documents to any Person;

SECTION 6.02. Refinancings. The First Lien Obligations of any Class may, subject to the limitations in the extant Secured Credit Documents, be Refinanced (including, for the avoidance of doubt, any additional Indebtedness incurred to pay premiums (including tender premiums), defeasance costs, and accrued interest, fees and expenses in connection with such Refinancing), in whole or in part, in each case, without notice to, or the consent of the Collateral Agent or Secured Party of any other Class, all without affecting the priorities provided for herein (including, without limitation, the priority in right of payment of the Payment Priority Obligations) or the other provisions hereof; provided, that if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and, if not already, the collateral agent under such obligations shall become a party hereto by executing and delivering a Collateral Agent Joinder Agreement.

SECTION 6.03. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference or other avoidance action under the Bankruptcy Code, or any similar law), then the terms and conditions of this Agreement shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been satisfied in full.

SECTION 6.04. Reorganization Modifications. In the event the First Lien Obligations of any Class are modified pursuant to applicable law, including Section 1129 of the Bankruptcy Code, any reference to the First Lien Obligations of such Class or the Secured Credit Documents of such Class shall refer to such obligations or such documents as so modified.

SECTION 6.05. Further Assurances. Each of the Collateral Agents and the Grantors agrees that it will execute, or will cause to be executed, such reasonable further documents, agreements and instruments, and take all such reasonable further actions, as may be required under any applicable law, or which any Collateral Agent may reasonably request, to effectuate the terms of this Agreement.

ARTICLE VII

No Reliance; No Liability

SECTION 7.01. No Reliance; Information. Each Collateral Agent, on behalf of its Related Secured Parties (which in the case of the Notes Collateral Agent, is limited to the Holders (as defined in the Senior Secured Notes Indenture)), acknowledges that (a) its Related Secured Parties have, independently and without reliance upon any Collateral Agent or any Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Secured Credit Documents to which they are party and (b) its Related Secured Parties will, independently and without reliance upon any Collateral Agent or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Secured Credit Document. The Collateral Agent or Secured Parties of any Class shall have no duty to disclose to any Collateral Agent or any Secured Party of any other Class any information relating to the Borrower or any of the Grantors or their Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Collateral Agent or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Collateral Agent or any Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 7.02. No Warranties or Liability.

(a) Each Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Collateral Agent or Secured Party of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Secured Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Collateral Agent and the Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner set forth in their Related Secured Credit Documents. No Collateral Agent shall, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Collateral Agent or any other Secured Party.

(b) No Collateral Agent or Secured Parties of any Class shall have any express or implied duty to the Collateral Agent or any Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Secured Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

SECTION 7.03. Rights of Notes Collateral Agent. Notwithstanding anything contained herein to the contrary, the Notes Collateral Agent shall be entitled to the same rights, protections, immunities and indemnities as set forth in the Senior Secured Notes Indenture as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein.

ARTICLE VIII

Additional First Lien Obligations

The Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents in effect at such time and to the extent not in contravention of this Agreement, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Borrower or any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Additional First Lien Obligations by delivering to each Collateral Agent party hereto at such time a certificate of an Authorized Officer of the Borrower:

(a) describing the indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b) setting forth the Additional First Lien Obligations Documents under which such Additional First Lien Obligations are or will be issued or incurred or the Guarantees of or Liens securing such Additional First Lien Obligations are, or are to be, granted or created, and attaching copies of such Additional First Lien Obligations Documents as each Grantor has executed and delivered to the Person that serves as the collateral agent, collateral trustee or a similar representative for the holders of such Additional First Lien Obligations (such Person being referred to as the “Additional Collateral Agent”) with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete in all material respects by an Authorized Officer of the Borrower;

(c) identifying the Person that serves as the Additional Collateral Agent;

(d) certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not or will not violate or result in a default under any provision of any Secured Credit Document of any Class in effect at such time;

(e) identifying such Additional First Lien Obligations as either Payment Priority Obligations or Pari Passu Secured Obligations in accordance with the applicable definitions thereof;

(f) certifying that the Additional First Lien Obligations Documents (A) meet the requirements of Section 6.01(b) and (B) authorize the Additional Collateral Agent to become a party hereto by executing and delivering a Collateral Agent Joinder Agreement and provide that, upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(g) attaching a fully completed Collateral Agent Joinder Agreement executed and delivered by the Additional Collateral Agent.

Upon the delivery of such certificate and the related attachments as provided above and as so long as the statements made therein are true and correct as of the date of such certificate, the obligations designated in such notice shall become Additional First Lien Obligations for all purposes of this Agreement. Notwithstanding anything herein contained to the contrary, each Collateral Agent may conclusively rely on such certificate delivered by the Borrower, and upon its receipt of such certificate, each Collateral Agent shall execute the Collateral Agent Joinder Agreement evidencing its acknowledgment thereof, and shall incur no liability to any Person for such execution.

ARTICLE IX

Appointment of Credit Agreement Collateral Agent and Parallel Debt

SECTION 9.01. Appointment of Credit Agreement Collateral Agent.

(a) The provisions set out in this Article IX shall be applicable with respect to the Local Security. In the case of any inconsistency with the other provisions of this Agreement or in any Secured Credit Document as they relate to the Local Security, the provisions set out in this Article IX Section 9.01 shall prevail.

(b) With respect to German Security, the Credit Agreement Collateral Agent shall, in the case of German Security constituted by non–accessory (nicht akzessorische) security interests, hold, administer and, as the case may be, enforce or release such German Security in its own name, but for the account of the Secured Parties.

(c) In the case of German Security constituted by accessory (akzessorische) security interests created by way of pledge or other accessory instruments, the Credit Agreement Collateral Agent shall hold (with regard to its own rights under Section 9.02), administer and, as the case may be, enforce or release such German Security in the name of and for and on behalf of the Secured Parties and in its own name on the basis of the abstract acknowledgement of indebtedness pursuant to Section 9.02.

(d) With regard to any Security Document creating any accessory (akzessorische) German Security and for the purposes of entering into any such Security Document, performing the rights and obligations thereunder, amending, enforcing and/or releasing such Security Document, each Collateral Agent (other than the Credit Agreement Collateral Agent) for itself and on behalf of its Related Secured Parties, hereby instructs and authorizes the Credit Agreement Collateral Agent to act as its agent (Stellvertreter).

(e) At the request of the Credit Agreement Collateral Agent, each Collateral Agent shall provide the Credit Agreement Collateral Agent with a separate written power of attorney (Spezialvollmacht) for the purposes of executing any relevant agreements and documents on their behalf (and on behalf of the Related Secured Parties) with respect to the German Security. Each Collateral Agent (other than the Credit Agreement Collateral Agent) for itself and on behalf of its Related Secured Parties, hereby ratifies and approves all acts previously done by the Credit Agreement Collateral Agent on such Collateral Agent’s and its Related Secured Parties’ behalf with respect to the German Security.

(f) At the request of the Credit Agreement Collateral Agent, each Collateral Agent shall provide the Credit Agreement Collateral Agent with any necessary powers of attorney or other documents considered necessary or advisable by the Credit Agreement Collateral Agent for the purposes of executing or enforcing any relevant agreements and documents on their behalf (and on behalf of the Related Secured Parties) with respect to the Finnish Security. Each Collateral Agent (other than the Credit Agreement Collateral Agent) for itself and on behalf of its Related Secured Parties, hereby ratifies and approves all acts previously done by the Credit Agreement Collateral Agent on such Collateral Agent’s and its Related Secured Parties’ behalf with respect to the Finnish Security.

(g) Each Collateral Agent (other than the Credit Agreement Collateral Agent) for itself and on behalf of its Related Secured Parties, hereby appoints the Credit Agreement Collateral Agent as agent and administrator of the Local Security (the “Local Security Collateral Agent”) and instructs the Credit Agreement Collateral Agent (with the right of sub-delegation) to enter into any documents evidencing Local Security and to make and accept all declarations and take all actions it considers necessary or useful in connection with any Local Security on behalf of each such Secured Party. The Credit Agreement Collateral Agent shall further be entitled to rescind, release, amend and/or execute new and different documents securing the Local Security.

(h) The Credit Agreement Collateral Agent accepts its appointment as the Local Security Collateral Agent on the terms and subject to the conditions set out in this Agreement and the Credit Agreement Collateral Agent, each other Collateral Agent and all other parties to this Agreement agree that, in relation to the Local Security, no Collateral Agent (other than the Credit Agreement Collateral Agent) and no Related Secured Party shall exercise any independent power to enforce any Local Security or take any other action in relation to the enforcement of the Local Security, or make or receive any declarations in relation thereto. Notwithstanding anything herein to the contrary, it is understood and agreed that as of the date hereof and until the relevant Payment Priority Obligations Expiry Date, the Credit Agreement Collateral Agent shall have the sole right to give any instructions or directions to the Local Security Collateral Agent with respect to the Local Security; provided that any amounts or proceeds received in respect of the Local Security shall be subject to Article II. Following the relevant Payment Priority Obligations Expiry Date, and subject to the provisions of Article III, the Applicable Authorized Representative shall, in addition to the Credit Agreement Collateral Agent, have the right to give any instructions or directions to the Local Security Collateral Agent with respect to the Local Security; provided that any amounts or proceeds received in respect of the Local Security shall be subject to Article II.

(i) The Local Security Collateral Agent shall, upon the Discharge of the First Lien Obligations of the Related Secured Parties, enter into amendments to the Security Documents or take such other steps as are necessary to assign the role of Local Security Collateral Agent, (i) if First Lien Obligations of any other Class are outstanding at such time, to the Collateral Agent of such other Class (or, if First Lien Obligations of more than one other Class are outstanding at such time, to the Collateral Agent of the same Class as the Class of the First Lien Obligations the aggregate principal amount of which outstanding at such time exceeds the aggregate principal amount of the First Lien

Obligations of any other Class outstanding at such time) and (ii) if no First Lien Obligations are outstanding at such time, to the applicable Grantor or as directed by a court of competent jurisdiction.

SECTION 9.02. Parallel Debt (Covenant to Pay to Credit Agreement Collateral Agent)

(a) Each Grantor (other than in respect of Finnish Security) hereby irrevocably and unconditionally undertakes to pay to the Credit Agreement Collateral Agent, as creditor in its own right and not as a representative of the other Secured Parties, amounts equal to any amounts owing from time to time by that Grantor to any Secured Party under any Secured Credit Document as and when those amounts are due for payment under the relevant Secured Credit Document.

(b) Each Grantor (other than in respect of Finnish Security) and the Credit Agreement Collateral Agent acknowledge that the obligations of each such Grantor under Section 9.02(a)) are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Grantor to any Secured Party under any Secured Credit Document (its “Corresponding Debt”) nor shall the amounts for which each such Grantor is liable under Section 9.02(a)) (its “Parallel Debt”) be limited or affected in any way by its Corresponding Debt provided that: (i) the Parallel Debt of each such Grantor shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged and (ii) the Corresponding Debt of each such Grantor shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged.

(c) The Credit Agreement Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The Local Security (other than Finnish Security) granted under the Secured Credit Documents to the Credit Agreement Collateral Agent to secure the Parallel Debt is granted to the Credit Agreement Collateral Agent in its capacity as creditor of the Parallel Debt and shall not be held on trust.

(d) All monies received or recovered by the Credit Agreement Collateral Agent pursuant to this Section 9.02, and all amounts received or recovered by the Credit Agreement Collateral Agent from or by the enforcement of any Local Security granted to secure the Parallel Debt (other than Finnish Security), shall be applied in accordance with this Agreement.

(e) Without limiting or affecting the Credit Agreement Collateral Agent’s rights against the Grantors (whether under this Section 9.02 or under any other provision of the Secured Credit Documents), each Grantor acknowledges that: (i) nothing in this Section 9.02 shall impose any obligation on the Credit Agreement Collateral Agent to advance any sum to any Grantor or otherwise under any Secured Credit Document and (ii) for the purpose of any vote taken under any Secured Credit Document, the Credit Agreement Collateral Agent shall not be regarded as having any participation or commitment.

SECTION 9.03. Liability of Local Security Collateral Agent. Each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees that:

(a) The Local Security Collateral Agent shall not be liable for (a) any action taken or omitted to be taken by it in good faith in connection with this Agreement, other than such Local Security Collateral Agent’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction or (b) or the perfection or priority of any Lien or security interest created or purported to be created under the Secured Credit Documents.

(b) The Local Security Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel. The Local Security Collateral Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first receive such advice or concurrence of the Secured Parties as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

(c) Each of the Secured Parties (other than any Collateral Agent, the Credit Agreement Administrative Agent, the Senior Secured Notes Trustee and any representative of Additional First Lien Obligations) shall indemnify upon demand the Local Security Collateral Agent, pro rata, and hold harmless the Local Security Collateral Agent from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including expenses of legal counsel) incurred by it in its capacity as Local Security Collateral Agent (collectively, “Indemnified Liabilities”); provided that no Secured Party shall be liable for the payment of any portion of such Indemnified Liabilities resulting from the Local Security Collateral Agent’s own gross negligence, bad faith or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction.

SECTION 9.04. Parallel Debt (Covenant to Pay to Notes Collateral Agent)

(a) Each Grantor which is party to any Security Document governed by Belgian law (a “Belgian Grantor”) or Dutch law (a “Dutch Grantor”) hereby irrevocably and unconditionally undertakes to pay to the Notes Collateral Agent as creditor in its own right and not as a representative of the other Secured Parties, amounts equal to any amounts owing from time to time by that Belgian Grantor or that Dutch Grantor to any Secured Party under any Senior Secured Notes Document as and when those amounts are due for payment under the relevant Senior Secured Notes Document (the “Notes Parallel Debt”).

(b) Each Belgian Grantor and each Dutch Grantor and the Notes Collateral Agent acknowledge that the obligations of each Belgian Grantor and each Dutch Grantor vis-à-vis the Notes Collateral Agent under Section 9.04(a) are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Belgian Grantor or that Dutch Grantor to any Secured Party under any Senior Secured Notes Document (its “Notes Corresponding Debt”) nor shall the amounts for which each Belgian Grantor or each Dutch Grantor is liable under its Notes Parallel Debt be limited or affected in any way by its Notes Corresponding Debt provided that: (i) the Notes Parallel Debt of each Belgian Grantor and each Dutch Grantor shall be decreased to the extent that its Notes Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged and (ii) the Notes Corresponding Debt of each Belgian Grantor and each Dutch Grantor shall be decreased to the extent that its Notes Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged.

(c) The Notes Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Notes Parallel Debt shall not be held on trust. The Belgian Security (where “Belgian Security”) means any security interest created under the Security Documents governed by Belgian law) granted under the Senior Secured Notes Documents to the Notes Collateral Agent to secure the Notes Parallel Debt is granted to the Notes Collateral Agent in its capacity as creditor of the Notes Parallel Debt and shall not be held on trust. The Dutch Security (where “Dutch Security” means any security interest created under the Security Documents governed by Dutch law) granted under the Senior Secured Notes Documents to the Notes Collateral Agent to secure the Notes Parallel Debt is granted to the Notes Collateral Agent in its capacity as creditor of the Notes Parallel Debt and shall not be held on trust.

(d) All monies received or recovered by the Notes Collateral Agent pursuant to this Section 9.04, and all amounts received or recovered from or by the enforcement of any Belgian Security or any Dutch Security granted under the Senior Secured Notes Documents to secure the Notes Parallel Debt, shall be applied in accordance with this Agreement.

(e) Without limiting or affecting the Notes Collateral Agent’s rights against the Belgian Grantors and the Dutch Grantors (whether under this Section 9.04 or under any other provision of the Senior Secured Notes Documents), each Belgian Grantor and each Dutch Grantor acknowledges that: (i) nothing in this Section 9.04 shall impose any obligation on the Notes Collateral Agent to advance any sum to any Belgian Grantor or to any Dutch Grantor or otherwise under any Senior Secured Notes Document, except in its capacity as lender (as applicable) and (ii) for the purpose of any vote taken under any Senior Secured Notes Document, the Notes Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a lender (as applicable).

ARTICLE X

Miscellaneous

SECTION 10.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a) if to any Grantor, to it (or, in the case of any Grantor other than the Borrower, to it in care of the Borrower) at:

Trinseo Materials Operating S.C.A.

c/o Trinseo S.A.

1000 Chesterbrook Boulevard

Suite 300

Berwyn, PA 19312

Attention: Curtis S. Shaw, Executive Vice President & General Counsel

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Facsimile: (212) 446-4900

Attention: Joshua N. Korff

(b) if to the Credit Agreement Collateral Agent, to it at:

Deutsche Bank AG New York Branch

Attention: Marcus Tarkington

60 Wall Street

New York, New York 10005

Facsimile: (212) 553-3080

(c) if to the Notes Collateral Agent, to it at:

Wilmington Trust, National Association

Corporate Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402-1544

Telecopier No.: (612) 217-5651

Attention: Trinseo Materials Administrator

(d) if to any Additional Collateral Agent, to it at the address set forth in the applicable Collateral Agent Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

SECTION 10.02. Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except as contemplated by the Secured Credit Documents and then pursuant to an agreement or agreements in writing entered into by each Collateral Agent then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Borrower’s prior written consent; provided, further that without any action or consent of any Collateral Agent (i) (A) this Agreement may be supplemented by a Collateral Agent Joinder Agreement, and an Additional Collateral Agent may become a party hereto, in accordance with Article VIII and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 10.12, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, the Collateral Agents then party hereto shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of any Collateral Agent or the Borrower, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing; provided that such Collateral Agent shall not be required to enter into such amendments or modifications unless it shall have received a certificate of an Authorized Officer of the Borrower certifying that such Refinancing is permitted hereunder. Without limiting the foregoing, and subject to the terms of each Secured Credit Document, this Agreement may be amended with the consent of each Collateral Agent to reflect the incurrence by the Borrower of additional Indebtedness that is secured by a Lien on Shared Collateral on a junior basis to the Liens on such Shared Collateral that secure the First Lien Obligations.

SECTION 10.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 10.04. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Borrower or any of the Subsidiaries, and the parties hereto acknowledge that this Agreement is intended to be and shall be enforceable as a “subordination” agreement under Bankruptcy Code Section 510(a) or other applicable law. All references herein to any Grantor shall apply to any trustee for such Person and such Person as a debtor-in-possession.

SECTION 10.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.07. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.01, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto or any Secured Party to serve process in any other manner permitted by law.

SECTION 10.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10.09. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.10. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 10.11. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. Except as expressly provided in this Agreement, none of the Borrower, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Borrower, any other Grantor or any other Subsidiary may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms. For the avoidance of doubt, nothing contained herein shall be construed to constitute a waiver or an amendment of any covenant of the Borrower or any other Grantor contained in any Secured Credit Document, which restricts the incurrence of any Indebtedness or the grant of any Lien.

SECTION 10.12. Additional Grantors. In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Borrower shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 10.13. Specific Performance. Each Collateral Agent, on behalf of itself and its Related Secured Parties, may demand specific performance of this Agreement. Each Collateral Agent, on behalf of itself and its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the Secured Parties.

SECTION 10.14. Integration. This Agreement, together with the other Secured Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK BRANCH.,
as Credit Agreement Collateral Agent

By:
	Name:	Marcus M. Tarkington
	Title:	Director

By:
	Name:	Erin Morrissey
	Title:	Director

[Signature Page to Trinseo Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Notes Collateral Agent

By:
	Name:	Jane Y. Schweiger
	Title:	Vice President

[Signature page to Intercreditor Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

TRINSEO MATERIALS OPERATING S.C.A.
acting through its general partner
Trinseo Materials S.à r.l.

By:
	Name:	John A. Feenan
	Title:	Chief Financial Officer and authorized signatory

TRINSEO MATERIALS FINANCE, INC.

By:
	Name:	John A. Feenan
	Title:	Chief Financial Officer

STYRON LLC

By:
	Name:	John A. Feenan
	Title:	Executive Vice President and Chief Financial Officer

STYRON US HOLDING, INC.

By:
	Name:	John A. Feenan
	Title:	Executive Vice President and Chief Financial Officer

[Signature page to Intercreditor Agreement]

STYRON AUSTRALIA PTY LTD as a Guarantor in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of company secretary/director

Mark Stewart Tucker	Tim Thomas
Full name of director	Full name of company secretary/director

[Signature Page to Trinseo Intercreditor Agreement]

STYRON BELGIUM BVBA,
as a Grantor

By:
	Name:	Frans Hordies
	Title:	Director/Attorney-in-fact

STYRON CANADA ULC,
as a Grantor

Per:
	Name:	Ralph Than
	Title:	President and Treasurer

STYRON FRANCE SAS,
as a Grantor

By:	Christian Page

STYRON DEUTSCHLAND GMBH,
as a Grantor

By:
Name:
Title:

STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH, as a Grantor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON BELGIUM BVBA,
as a Grantor

By:
	Name:	Frans Hordies
	Title:	Director/Attorney-in-fact

STYRON CANADA ULC,
as a Grantor

Per:
	Name:	Ralph Than
	Title:	President and Treasurer

STYRON FRANCE SAS,
as a Grantor

By:	Christian Page

STYRON DEUTSCHLAND GMBH,
as a Grantor

By:
Name:
Title:

STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH, as a Grantor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON BELGIUM BVBA,
as a Grantor

By:
	Name:	Frans Hordies
	Title:	Director/Attorney-in-fact

STYRON CANADA ULC,
as a Grantor

Per:
	Name:	Ralph Than
	Title:	President and Treasurer

STYRON FRANCE SAS,
as a Grantor

By:	Christian Page

STYRON DEUTSCHLAND GMBH,
as a Grantor

By:
Name:
Title:

STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH, as a Grantor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON BELGIUM BVBA,
as a Grantor

By:
	Name:	Frans Hordies
	Title:	Director/Attorney-in-fact

STYRON CANADA ULC,
as a Grantor

Per:
	Name:	Ralph Than
	Title:	President and Treasurer

STYRON FRANCE SAS,
as a Grantor

By:	Christian Page

STYRON DEUTSCHLAND GMBH,
as a Grantor

By:
	Name:	Ralf Irmert
	Title:	Managing Director

STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH, as a Grantor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON BELGIUM BVBA,
as a Grantor

By:
	Name:	Frans Hordies
	Title:	Director/Attorney-in-fact

STYRON CANADA ULC,
as a Grantor

Per:
	Name:	Ralph Than
	Title:	President and Treasurer

STYRON FRANCE SAS,
as a Grantor

By:	Christian Page

STYRON DEUTSCHLAND GMBH,
as a Grantor

By:
Name:
Title:

STYRON DEUTSCHLAND ANLAGENGESELLSCHAFT MBH, as a Grantor

By:
	Name:	H. H. Neuhaus
	Title:	Managing Director

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

IN WITNESS WHEREOF, Styron (Hong Kong) Limited has caused this Agreement to be duly executed and delivered, as a deed, as of the date first above written.

STYRON (HONG KONG) LIMITED

SEALED with the COMMON SEAL of STYRON (HONG KONG) LIMITED and SIGNED by Lee Chung Lok, a director, in the presence of:

[Signature of Director]
Director

[Signature of Witness]

Name of Witness:	Law Chi Man

Address of Witness:	40-50 Tsing Yi Road, Tsing Yi, Hong Kong

Occupation of Witness:	Secretary

[Signature Page to Trinseo Intercreditor Agreement]

IN WITNESS WHEREOF Styron Materials Ireland and Styron Investment Holdings Ireland have duly executed, and delivered as a deed, this Agreement.

Given under the Common Seal of
STYRON MATERIALS IRELAND

Director

Director

Given under the Common Seal of
STYRON INVESTMENT HOLDINGS IRELAND

Director

Director

[Signature Page to Trinseo Intercreditor Agreement]

STYRON ITALIA S.R.L.,
as a Grantor

By:
Name:	President & Managing Director
Title:	FABIO CATALDI

TRINSEO S.A.,
as a Grantor

a Société anonyme
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 153549

By:
Name:
Title:

STYRON LUXCO S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 153577

By:
Name:
Title:

TRINSEO MATERIALS S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 162639

By:
Name:
Title:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON ITALIA S.R.L.,
as a Grantor

By:
	Name:	Fabio Cataldi
	Title:	Managing Director

TRINSEO S.A.,
as a Grantor a Société anonyme
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 153549

By:
Name:
	Title:	Authorized Signatory

STYRON LUXCO S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 153577

By:
Name:
	Title:	Authorized Signatory

TRINSEO MATERIALS S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 162639

By:
Name:
	Title:	Authorized Signatory

Signature Page to Intercreditor Agreement

STYRON HOLDING S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 660,834.12
R.C.S. Luxembourg B 153582

By:
Name:
Title:	Authorized Signatory

STYRON FINANCE LUXEMBOURG S.À R.L.,
as a Grantor a Société à responsabilité limitée
Registered office: 9A rue Gabriel Lippman
L-5365 Munsbach, Luxembourg
Share Capital: USD 25,001
R.C.S. Luxembourg: B 151012

By:
Name:
Title:	Authorized Signatory

Signature Page to Intercreditor Agreement

STYRON HOLDING B.V.,
as a Grantor

By:
	Name:	Frans Kempenaars
	Title:	Director

STYRON NETHERLANDS B.V., as a Grantor

By:
	Name:	F.J.C.M. Kempenaars
	Title:	Director
Styron Netherlands B.V.

By:
	Name:	F.J.A. Hordies
	Title:	Director
Styron Netherlands B.V,

[Signature Page to Trinseo Intercreditor Agreement]

The Common Seal of	)
STYRON HOLDINGS ASIA PTE. LTD.	)
was hereunto affixed in accordance with its	)
Articles of Association:	)

Director	Jessie Heng Hwee Koon

Director/~~Secretary~~	Cai DongYu

Address:	3 Killiney Road #07-08/09 Winsland House 1 Singapore 239519

Fax No:	(65) 6737-1294

Attention:

[Signature Page to Trinseo Intercreditor Agreement]

The Common Seal of	)
STYRON SINGAPORE PTE. LTD.	)
was hereunto affixed in accordance with its	)
Articles of Association:	)

Director	Jessie Heng Hwee Koon

Director/~~Secretary~~	Cai DongYu

Address:	3 Killiney Road #07-08/09 Winsland House 1 Singapore 239519

Fax No:	(65) 6737-1294

Attention:

[Signature Page to Trinseo Intercreditor Agreement]

STYRON SVERIGE AB,
as a Grantor

By:
	Name:	Erkki Kesti,
	Title:	Authorised Signatory

STYRON EUROPE GMBH,
as a Grantor

By:
	Name:	Marco Levi
	Title:	Managing Officer

STYRON UK LIMITED,
as a Grantor

By:
	Name:	Marco Levi
Title:

STYRON SPAIN S.L., Unipersonal
as a Grantor

By:
Name:
	Title:	Joint and Several Managing Director
(Consejero Delegado Solidario)

[Signature Page to Trinseo Intercreditor Agreement]

STYRON SVERIGE AB,
as a Grantor

By:
	Name:	Erkki Kesti,
	Title:	Authorised Signatory

STYRON EUROPE GMBH,
as a Grantor

By:
	Name:	Marco Levi
	Title:	Managing Officer

STYRON UK LIMITED,
as a Grantor

By:
	Name:	Marco Levi
Title:

STYRON SPAIN S.L., Unipersonal
as a Grantor

By:
Name:
	Title:	Joint and Several Managing Director
(Consejero Delegado Solidario)

[Signature Page to Trinseo Intercreditor Agreement]

STYRON SVERIGE AB,
as a Grantor

By:
	Name:	Erkki Kesti,
	Title:	Authorised Signatory

STYRON EUROPE GMBH,
as a Grantor

By:
	Name:	Marco Levi
	Title:	Managing Officer

STYRON UK LIMITED,
as a Grantor

By:
	Name:	Marco Levi
Title:

STYRON SPAIN S.L., Unipersonal
as a Grantor

By:
	Name:	Walter Bosschister
	Title:	Joint and Several Managing Director
(Consejero Delegado Solidario)

[Signature Page to Trinseo Intercreditor Agreement]

ANNEX I

SECURITY DOCUMENTS LEGEND

THIS [NAME OF SECURITY DOCUMENT] IS SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF JANUARY 29, 2013 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG TRINSEO MATERIALS OPERATING S.C.A., THE GRANTORS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS CREDIT AGREEMENT COLLATERAL AGENT, AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS NOTES COLLATERAL AGENT, AND EACH ADDITIONAL COLLATERAL AGENT FROM TIME TO TIME PARTY THERETO.

Annex I-1

EXHIBIT I

[FORM OF] COLLATERAL AGENT JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (this “Joinder Agreement”) to the INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of January 29, 2013 (the “Intercreditor Agreement”), among TRINSEO MATERIALS OPERATING S.C.A., a partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg (the “Borrower”), the other Grantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Senior Secured Notes Secured Parties (in such capacity, the “Notes Collateral Agent”), and each ADDITIONAL COLLATERAL AGENT from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Borrower proposes to issue or incur Additional First Lien Obligations and the Person identified in the signature pages hereto as the “Additional Collateral Agent” (the “Additional Collateral Agent”) will serve as the collateral agent, collateral trustee or a similar representative for the Additional Secured Parties. The Additional First Lien Obligations are being designated as such by the Borrower in accordance with Article VII of the Intercreditor Agreement.

C. The Additional Collateral Agent wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Secured Parties, the rights and obligations of an “Additional Collateral Agent” thereunder. The Additional Collateral Agent is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become an Additional Collateral Agent thereunder.

Accordingly, the Additional Collateral Agent and the Borrower agree as follows, for the benefit of the Additional Collateral Agent, the Borrower and each other party to the Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. The Additional Collateral Agent (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Additional Collateral Agent for the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, (b) agrees, for itself and on behalf of the Additional Secured Parties from time to time in respect of the Additional First Lien Obligations, to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of an Additional Collateral Agent under the Intercreditor Agreement.

SECTION 2. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the

Ex. I-1

signature of the Additional Collateral Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 3. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Collateral Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 10.01 of the Intercreditor Agreement.

SECTION 7. Expense Reimbursement. The Borrower agrees to reimburse each Collateral Agent for its reasonable and invoiced fees and out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable and invoiced fees, other charges and disbursements of counsel for each Collateral Agent.

Ex. I-2

IN WITNESS WHEREOF, the Additional Collateral Agent and the Borrower have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL COLLATERAL AGENT], as ADDITIONAL COLLATERAL AGENT for the ADDITIONAL SECURED PARTIES

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

TRINSEO MATERIALS OPERATING S.C.A., as the Borrower

a Société en commandite par actions
Registered office: 9A rue Gabriel Lippmann
L-5365 Munsbach, Luxembourg
Share Capital: USD 1,551,436.56
R.C.S. Luxembourg: B 153586

By:
Name:
Title:

Ex. I-3

Acknowledged by:

DEUTSCHE BANK AG NEW YORK BRANCH., as Credit Agreement Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL COLLATERAL AGENT], as Additional Collateral Agent

By:
Name:
Title:

Ex. I-4

EXHIBIT II

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (this “Grantor Joinder Agreement”) to the INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of January [31], 2013 (the “Intercreditor Agreement”), among TRINSEO MATERIALS OPERATING S.C.A., a partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg (the “Borrower”), the other Grantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Senior Secured Notes Secured Parties (in such capacity, the “Notes Collateral Agent”), and each ADDITIONAL COLLATERAL AGENT from time to time party thereto and [            ], a [            ], as an additional GRANTOR.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. [            ], a Subsidiary of the Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agents, the Borrower and each other party to the Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 10.12 of the Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.

SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Collateral Agent and each Secured Party that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. Counterparts. This Grantor Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become

Ex. II-1

effective when each Collateral Agent shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement.

SECTION 8. Expense Reimbursement. The Additional Grantor agrees to reimburse each Collateral Agent for its reasonable and invoiced out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable and invoiced fees, other charges and disbursements of counsel for each Collateral Agent.

Ex. II-2

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Ex. II-3

Acknowledged by:

DEUTSCHE BANK AG NEW YORK BRANCH, as Credit Agreement Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL COLLATERAL AGENT], as Additional Collateral Agent

By:
Name:
Title:

Ex. II-4